

Citi 2015 MLP / Midstream Infrastructure Conference

August 18-20, 2015

WESTMORELAND RESOURCE PARTNERS, LP

citi

Forward Looking Statements

This presentation contains "forward-looking statements." Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects", "may", "predict", "could", "should", "will", and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make throughout this presentation regarding recent acquisitions and their anticipated effects on us.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political, economic, business, competitive, market, weather and regulatory conditions and the following:

- Our substantial level of indebtedness and our ability to adhere to financial covenants related to our borrowing arrangements;
- Inaccuracies in our estimates of our coal reserves;
- The effect of consummating financing, acquisition and/or disposition transactions;
- Our potential inability to expand or continue current coal operations due to limitations in obtaining bonding capacity for new mining permits, and/or increases in our mining costs as a result of increased bonding expenses;
- The effect of prolonged maintenance or unplanned outages at our operations or those of our major power generating customers;
- The inability to control costs;
- Competition within our industry and with producers of competing energy sources;
- Our relationships with, and other conditions affecting, our customers;
- The availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires;
- Potential title defects or loss of leasehold interests in our properties, which could result in unanticipated costs or an inability to mine the properties;
- The inability to renew our mineral leases or material changes in lease royalties;
- The effect of legal and administrative proceedings, settlements, investigations, and claims, including any related to citations and orders issued by regulatory authorities, and the availability of related insurance coverage;
- Existing and future legislation and regulation affecting both our coal mining operations and our customers' coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases;
- The effect of Environmental Protection Agency's inquiries and regulations on the operations of the power plants to which we provide coal;
- Our ability to pay our quarterly distributions which substantially depends upon our future operating performance (which may be affected by prevailing economic conditions in the coal industry), debt covenants, and financial, business and other factors, some of which are beyond our control;
- Adequacy and sufficiency of our internal controls;
- Our potential need to recognize additional impairment and/or restructuring expenses associated with our operations, as well as any changes to previously identified impairment or restructuring expense estimates, including additional impairment and restructuring expenses associated with our Illinois Basin operations; and
- Other factors that are described as "Risk Factors" found in our reports filed with the Securities Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.

Unless otherwise specified, the forward-looking statements in this presentation speak as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether because of new information, future developments or otherwise, except as may be required by law.

Reserve engineering is a process of estimating underground accumulations of coal that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by our reserve engineers. In addition, the results of mining, testing and production activities may justify revision of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development of reserves. Accordingly, reserve estimates may differ from the quantities of coal that are ultimately recovered.

WMLP – MLP Built on Long-Term Coal Contracts

- Largest producer of surface mined coal in Ohio
- Primary customers are large coal-fired electric utilities
  - Base load scrubbed power plants
  - Long-term sales contracts
- Focused on acquiring thermal coal reserves that can be efficiently mined
- Significant transportation cost advantage compared to other coal producers
- In December 2014, Westmoreland completed its acquisition of the general partner of WMLP and contributed the Kemmerer royalty-bearing coal reserves to WLMP in exchange for common units in WMLP
- In February 2015, WMLP entered into a coal purchase and sale agreement to supply AEP's Conesville power plant a total of 3.3 Mst through 2018, with an option for an additional 0.9 Mst
- In August 2015, the drop down of the Kemmerer mine to WMLP was completed, the first from our sponsor

Location of Operations



Coal Valley
Genesee
Paintearth
Poplar River
Sheerness
Estevan
Savage
Rosebud
Beulah
Absaloka
Kemmerer
Headquarters
ROVA Power Facility
Jewett
Legend
Westmoreland Coal
WMLP
Power
OHIO
Tuscarawas
Cadiz
Plainfield
Belmont
New Lexington
Noble
Buckingham

Growth-oriented, low-cost producer delivering high-quality coal to utility and industrial users

MLP Structure with Premier Sponsor



WESTMORELAND COAL COMPANY
100%
Westmoreland GP
Public Unitholders
93%
0.2%
6%
WESTMORELAND RESOURCE PARTNERS, LP
100%
Oxford Mining Company, LLC
100%
100%
100%
Reserves (Harrison / Kemmerer)
Ohio Coal Operations
Kentucky Operations (Inactive)

Strong Sponsor Support | Ideal Assets for MLP | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

WMLP's Relationship with Westmoreland

- WMLP benefits from Westmoreland's strong sponsorship
  - Large stable of assets suitable for drop down to WMLP
  - Leading market position with low-cost operating model
  - Consistent cash flow generation
  - Protection from market coal and commodity price volatility
  - Award-winning safety and environmental performance
- WMLP can acquire proven high-quality assets from Westmoreland reducing reliance on third party acquisitions
- Westmoreland can optimize operations prior to dropping down to WMLP
- WMLP can fund acquisitions from Westmoreland with a conservative cash / equity mix



Pro Forma 2014A

		WESTMORELAND COAL COMPANY (1)	WESTMORELAND RESOURCE PARTNERS, LP
Coal Sales	(Mst)	54.7	5.6
Revenue	(US$ mm)	$1,392	$328
Adjusted EBITDA	(US$ mm)	$230	$39
Operating Mines	(Qty)	13	6
Reserves	(Mst)	1,232	76

Strong Sponsor Support › Ideal Assets for MLP › Stable Low Cost Operations › Visible, High Growth Drop Down Plan

Source: Company filings
Note: WLB shown pro forma for a full year of the Canadian operations and Buckingham acquisition with restructured contract. Includes a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing.
1. Excludes WMLP.

Accomplished Management Team

Keith Alessi *Chief Executive Officer and President*	• Joined Westmoreland as Chief Executive Officer and President in May 2007 • Prior Chief Executive Officer of numerous private and public companies with a deep background in integrating large acquisitions • Extensive experience as a director of public and private companies • MBA from the University of Michigan and a BS from Wayne State University; Certified Public Accountant
Kevin Paprzycki *Chief Financial Officer*	• Joined Westmoreland as Controller and Principal Accounting Officer in June 2006; named Chief Financial Officer in April 2008 • Previously Chief Financial Officer of Evans and Sutherland Computer Corporation and held senior level positions at Applied Films Corporation, Baker Hughes and Ernst and Young • Bachelor of Science in Accountancy from Case Western Reserve University, MBA from the University of Utah; Certified Public Accountant, Certified Financial Manager and Certified Management Accountant
Jennifer Grafton *Chief Legal Officer and Secretary*	• Joined Westmoreland as Associate General Counsel in December 2008; named General Counsel and Secretary in February 2011 before becoming SVP, Chief Administrative Officer and Secretary in November 2014 • Oversees human resources, legal, insurance, business development and power operations • MBA from the University of Michigan, JD from the University of Denver Sturm College of Law, BA from the University of Puget Sound
Joseph Micheletti *Executive Vice President (Westmoreland)*	• Joined Westmoreland in August 1998 and has held several key leadership positions at several Westmoreland mining projects, including Senior Vice President of Coal Operations since 2011, before becoming Executive Vice President in August 2014 • Responsible for all six of Westmoreland's U.S. mining projects and has oversight over WMLP's Ohio operations • Bachelor of Science in Mineral Processing Engineering from Montana College of Mineral Science and Technology
Jason Veenstra *CFO - Canadian Operations and Treasurer (Westmoreland)*	• Joined Westmoreland in April 2014 through Westmoreland's acquisition of its Canadian operations from Sherritt International where he held roles which included Director of Business Development and Chief Financial Officer for the coal division • Currently Chief Financial Officer of Westmoreland's Canadian operations • Bachelor of Commerce degree with a major in Accounting from the University of Alberta; articled at Ernst & Young to complete his Chartered Accountant designation

Strong Sponsor Support | Ideal Assets for MLP | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Proven Record of Successful Acquisition Integration

- Acquired the Kemmerer mine from Chevron in January 2012
  - Westmoreland management significantly enhanced financial performance, exceeding guidance
  - Signed new labor agreement driving operational and productivity improvements
  - Integration exceeded expectations with strong improvements in productivity, costs, and safety
- Acquired Canadian operations from Sherritt in April 2014
  - Centralized IT, legal, HR and procurement ahead of schedule
  - Combined Boundary Dam and Bienfait mines into Estevan
  - Implemented Westmoreland operating, capital and management philosophy
  - Initiated dragline productivity program
- Integration of WMLP and Buckingham is underway with San Juan expected to follow in 2016



Westmoreland Improvements at the Kemmerer Mine

Productivity	Mining Cost per Ton	Mine Citations	Labor Grievances	Reportable Incidents
⬆ 18%	⬇ 5%	⬇ 51%	⬇ 74%	⬇ 55%

Westmoreland Improvements at the Canadian Operations

Dragline Productivity	Mining Cost per Ton	Capex/Ton	G&A Costs	Inventory Reduction
⬆ 17%	⬇ 14%	⬇ 22%	⬇ 34%	⬇ 7%

Strong Sponsor Support › Ideal Assets for MLP › Stable Low Cost Operations › Visible, High Growth Drop Down Plan

Source: Management
Note: Metrics based on improvements attained in the year following the acquisition; Productivity based on tons per man hour.

Unique and Predictable Operating Model

Primarily Simple Surface Mining

- Primarily simple surface mining method executed with draglines and shovels

Transportation Advantage

- Mine-mouth positioning, close proximity to customer facilities
  - Significant savings to customers by minimizing transportation
  - High barriers to entry

Long-Term Contracts

- Long-term contracts with high quality base load power customers
  - Weighted average contract length – 2025 average

Cost Protection

- ~90% of sales under long-term cost-plus / cost-indexed contracts
- ~50% of contracts include fixed cost reimbursement if tons are reduced
- Significant reclamation expenditures fully reimbursed by customers

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Long-Term Cost-Protected Contracts Provide Stable Predictable Cash Flows

Mine	Primary Power Plant		Power Generation Units Served[1]	Contract Life	Plant Environmental Provisions
Genesee	Genesee	Canada	3	2055	Scrubbed, PM, NOx, Mercury
Poplar River	Poplar River	Canada	2	2029[2]	PM, Mercury
Sheerness	Sheerness	Canada	2	2026	PM, Mercury
Estevan	Boundary Dam / Shand	Canada	5	2024	Carbon Capture, PM, NOx
Paintearth	Battle River	Canada	3	2022	PM, Mercury
Kemmerer	Naughton	US	3	2022	Scrubbed, PM, NOx, Mercury
Colstrip	Colstrip	US	4	2020	Scrubbed, PM, NOx, Mercury
Absaloka	Sherco	US	9	2020	Scrubbed, PM, NOx, Mercury
Buckingham, WMLP	Conesville	US	1	2019	Scrubbed, PM, NOx
Jewett	Limestone	US	2	2018	Scrubbed, PM, NOx
Savage	Lewis & Clark	US	2	2017	Scrubbed, PM, NOx, Mercury
			36		

First drop down to WMLP (Kemmerer through Savage)

Canadian plants have strong regulatory protection

Supplier to a significant number of power units, minimizing downtime risk

Customers have modern environmental controls in place

Customer plants have modern environmental controls, attractive heat rates, and adjacent fuel from Westmoreland

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Source: Company filings, SNL
1. Total power plant units served for each mine.
2. Poplar River contract renewal currently in negotiations and expected to be extended to 2029.

WESTMORELAND RESOURCE PARTNERS, LP

Proximity to Captive Customer Base with Export Opportunity

	Mine	Competitive Advantage
Mine-Mouth	Beulah Buckingham Jewett Kemmerer (WMLP) Rosebud Estevan Genesee Paintearth Poplar River Savage Sheerness	• Mines located adjacent or in close proximity to principal customers • Delivery by conveyor and short haul truck – the most economical methods • Significant cost advantage even with low natural gas prices • Stable predictable cash flow from long-term, cost-protected contracts • Performance and deliveries not reliant on rail service
Transportation Advantaged	Absaloka Coal Valley Ohio Surface Operations (WMLP)	• Absaloka has 300+ mile rail advantage over other PRB competitors ▪ The 50%-100% increase in rail rates in recent years has improved Absaloka's competitive position • Strategic access to port facilities and exporter of premium thermal coal to high growth Pacific-rim customers

Mine mouth positioning and shortened transportation routes make Westmoreland a preferred supplier

Coal is the Primary Fuel in the Markets Served

Power Generation by Fuel Type in Markets Served[(1)] (2014)



Coal
Natural Gas
Nuclear
Hydroelectric
Other
11%
6%
9%
16%
57%

Markets Served



Population Growth in Markets Served[(1)] (2014 – 2020)



12%
8%
5%
4%
Population Growth of 6%
Alberta
Saskatchewan
Mountain
West North Central

Coal fuels ~60% of power generation in the markets Westmoreland serves

Strong population growth will likely continue to drive power demand

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Source: Alberta Department of Energy, SaskPower, SNL, Statistics Canada, U.S. Energy Information Administration
1. Markets served include Alberta, Saskatchewan, Mountain, West North Central; Alberta based on 2013 data.

Significant Scale with Built-in Resource Growth

Top North American Coal Producers (2014 Production)[(1)]

(Millions of short tons)



190
131
86
80
63
60
41
32
32
30
Peabody
Arch Coal
Cloud Peak
Alpha
Murray Energy
Westmoreland
Alliance RP
CONSOL
NACCO
Energy Future Holdigns

Significantly Enhanced Reserve Base[(2)]

(Millions of short tons)



Significant reserve growth with ~2 billion tons of additional resources to be proven
368
1,308
2011
2014

Demonstrated reserve growth at minimal upfront cost; Average reserve life extends beyond 2035

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Source: Company filings, SNL

1. Westmoreland shown pro forma for the acquisition of the Buckingham Mine (restructured contract), the Canadian operations and WMLP.
2. Includes WMLP and a qualified/non-conforming estimate of proven & probable reserve for Buckingham; a formal study, including economic analysis per SEC Section 7 guidelines will be completed for the 2016 reserve filing.

Westmoreland Customers Purchase Fuel Well Below the Competition

Comparison vs. Other Coal Regions ($/MBtu)



$3.16
$3.07
$2.71
$2.26
$1.89
$1.68
CAAP
NAAP
Rockies
Ill. Basin
PRB
WLB
Total Cost of Delivered Coal

Comparison vs. Natural Gas ($/MBtu)



Westmoreland
Natural Gas (Henry Hub)
$7.50
$5.00
$2.50
--
$1.68
2010
2011
2012
2013
2014
2015

Minimal risk of displacement from other coal basins or natural gas

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Source: FactSet, SNL

Note: Uses current market data for coal and emissions prices and standard assumptions for coal plant operations; assumes average heat content per SNL for each producing region.

Strong Safety Culture

Lost Time Incident Rate



National Surface Mine Average
Westmoreland
1.23
0.88
1.23
0.65
1.13
0.48
1.17
0.66
1.18
0.88
2010A
2011A
2012A
2013A
2014A

Reportable Incident Rate



National Surface Mine Average
Westmoreland
1.83
1.31
1.83
1.03
1.65
1.12
1.69
1.32
1.72
1.29
2010A
2011A
2012A
2013A
2014A

- The U.S. operations are a repeat winner of the National Mining Association's Sentinels of Safety Award
- The Canadian operations are a repeat winner of John T. Ryan safety award

Highly skilled workforce with culture of safety

Strong Sponsor Support | **Ideal Assets for MLP** | Stable Low Cost Operations | Visible, High Growth Drop Down Plan

Source: Company filings
Note: 2014 figures include performance from the Canadian operations.

Ohio Operations Serve Base-Load Scrubbed Power Plants with Low Retirement Risk

- Our primary power plant customers are located within the PJM market
  - Relies heavily on coal for base-load power
  - Coal represented 47% of total net generation in 2014
- Our customers' plants have solid environmental controls in place
  - Low risk of retirement
- Regional coal plant retirements are expected to support increased output from the remaining coal plants
  - Average capacity factor for remaining plants is expected to increase from 60% in 2013 to 67% in 2017

Reportable Incident Rate



Edgewater
Valley ST
MICHIGAN
B.C. Cobb
James De Young
J.R. Whiting
Trenton Channel
Avon Lake
Dunkirk
NEW YORK
PENNSYLVANIA
Shawville
New Castle
West Campus Plant
Portland
NEW JERSEY
Joliet 9 ST
Joliet 29
INDIANA
OHIO
Beaver Valley ST
Kammer
Muskingum River
O.H. Hutchings
Picway
Harding Street
Wabash River ST
Goddard Steam Plant
DELAWARE
Miami Fort
Tanners Creek
Philip Sporn
WEST VIRGINIA
ILLINOIS
Eagle Valley
Kanawha River
VIRGINIA
Yorktown
Big Sandy
Cane Run
Dale
Glen Lyn
R.A Reid
KENTUCKY
Clinch River
Green River
Paradise
TENNESSEE
NORTH CAROLINA
Johnsonville
Status
Converting
Retiring
Capacity
3 – 350
351 – 800
801 – 1,425
NERC Region
MRO
NPCC
RFC
SERC

Cumulative Regional Retirements (MW)



11,835
18,074
19,815
20,565
20,565
20,734
2015E
2016E
2017E
2018E
2019E
2020E

Our customers are base-load generators with minimal risk of retirement; Significant upside for increased capacity factors from plants we serve going forward

Strong Sponsor Support | Ideal Assets for MLP | **Stable Low Cost Operations** | Visible, High Growth Drop Down Plan

Source: SNL
1. For MRO, NPCC, RFC and SERC regions.

Attractive Portfolio of Long-Term Sales Contracts

- Substantially all WMLP customers purchase coal for terms of one year or longer
  - ~97% of coal tons sold were under long-term supply contracts in 2014
- Many contracts have cost pass-through or protection provisions
- The Kemmerer acquisition adds long-term contracts with a weighted-average remaining life of 7 years
  - Many of these contracts have average or minimum volume requirements

Committed Long-Term Supply Contracts[1]



(Millions of short tons)
Sales (Mstpa)
Percent of 2015E Sales Under Contract
93.2%
76.9%
73.2%
54.8%
7.6
6.3
6.0
4.5
2015E
2016E
2017E
2018E

Long-term coal sales contracts provide a reliable and stable revenue base; Annual Sales under contract to increase with future asset drops

Strong Sponsor Support | Ideal Assets for MLP | **Stable Low Cost Operations** | Visible, High Growth Drop Down Plan

Source: Management
1. Based on midpoint of 2015 WMLP estimated sales of 3.5-4.0 Mst and 2015 Kemmerer committed tons.

Future Potential Asset Drop Downs

Westmoreland sponsorship of WMLP provides access to portfolio of high-quality assets to sustain future drop downs

Overview

- Large inventory of MLP-eligible assets at Westmoreland
- Ability to drive growth at GP and partnership levels
- Expect future drop downs to be funded by a combination of cash and LP units at fair market value
- Westmoreland receives ongoing income from distributions through its ownership in the GP and LP units, incentivizing future drop downs
- Third party acquisition opportunities

Stable of Potential Drop Down Assets

- US Assets
  - Absaloka
  - Buckingham
  - Jewett
  - Kemmerer
  - Rosebud
  - San Juan[1]
- Canadian Assets
  - Activated Carbon
  - Char Plant
  - Estevan
  - Genesee
  - Paintearth
  - Poplar River
  - Sheerness

First drop down to WMLP



Strong Sponsor Support → Ideal Assets for MLP → Stable Low Cost Operations → **Visible, High Growth Drop Down Plan**

1. On 01-May-15, Westmoreland announced an agreement in principal to purchase the San Juan mine from BHP Billiton and a new long-term coal supply agreement with the owners of the San Juan Generating Station.

Visible, High Growth Drop Down Plan

Illustrative EBITDA Growth Profile (US$ mm)



Pipeline of future acquisitions to enhance growth strategy
Portfolio of high-quality assets at our Sponsor to sustain 5-7 year down strategy targeting 6% distribution growth
+200%
$34
$37 - $42
$74(1)
$175(2)
$249
Current WMLP (LTM 30-Jun-15)
Kemmerer Drop Down
Post Kemmerer Acquisition
Potential Sponsor Drop Downs
Post Sponsor Drop Downs
Illustrative Sponsor / 3rd Party Acquisitions
Illustrative EBITDA

Portfolio of high quality assets and future acquisition pipeline at our Sponsor provide line-of-sight to high growth drop down plan

Strong Sponsor Support | Ideal Assets for MLP | Stable Low Cost Operations | **Visible, High Growth Drop Down Plan**

Source: Company filings, management
Note: Current WMLP and Kemmerer Drop Down adjusted to include four quarters of Kemmerer reserves contributed as part of Westmoreland's acquisition of WMLP based on Q1-15 actual contribution of $1.8 mm.
1. Based on mid-point.
2. Estimated EBITDA excluding Coal Valley and Power segment.

Strategy for Success

- Generate stable cash flow supported by long-term coal sales contracts
- Complete strategic and accretive transactions with our sponsor
- Opportunistically pursue strategic acquisitions from third parties
- Continue WMLP's strong safety record



Stable operating model supports an attractive current yield of 10%